EXHIBIT 31.2

             CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13A-14 AND 15D-14 AS ADOPTED PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

         I, Christopher Astrom, the Chief Financial Officer of National Residential Properties, Inc., certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of National Residential Properties, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

         Dated: January 8, 2004                  By:  /s/  CHRISTOPHER ASTROM
                                                   -----------------------
                                                   Christopher Astrom
                                                   Chief Financial Officer